UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 5, 2023
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001706060
UBS Commercial Mortgage Trust 2017-C1
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001532799
UBS Commercial Mortgage Securitization Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001685185
UBS AG, acting through its branch located at 1285 Avenue of the Americas, New York, New York
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001592182
LMF Commercial, LLC (formerly known as Rialto Mortgage Finance, LLC)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001542256
Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000740906
Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001238163
Société Générale
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001548567
CIBC Inc.
(Exact name of sponsor as specified in its charter)

New York	333-207340-01	38-4032144 38-4032145
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045

(Address of principal executive offices of the issuing entity)

(212) 713-8832
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

Pursuant to Section 7.01(d) of the pooling and servicing agreement, dated as of June 1, 2017 (the “PSA”), among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC (“CWCAM”), as special servicer, AEGON USA Realty Advisors, LLC, as Save Mart Portfolio special servicer, Computershare Trust Company, National Association, acting as an agent for Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuing entity known as UBS Commercial Mortgage Trust 2017-C1 (the “Issuing Entity”), effective as of January 5, 2023 (the “Effective Date”), CWCAM was removed as special servicer and Rialto Capital Advisors, LLC (“RCA”), a Delaware limited liability company, was appointed as the successor special servicer (except with respect to any Non-Serviced Mortgage Loan). In its capacity as special servicer, RCA will be responsible for the servicing and administration of the Specially Serviced Loans and REO Properties pursuant to the PSA (except with respect to any Non-Serviced Mortgage Loan), a copy of which was filed as Exhibit 4.1 to the Current Report on Form 8-K/A filed by the Issuing Entity with the Securities and Exchange Commission on August 2, 2017.

Capitalized terms used, but not defined, in this Current Report on Form 8‑K have the meanings set forth in the PSA.

Rialto Capital Advisors, LLC

RCA is being appointed as of the Effective Date as successor special servicer under the PSA.  In such capacity, the special servicer will be responsible for the servicing and administration of the Specially Serviced Loans (other than any Excluded Special Servicer Loan) and REO Properties, pursuant to the PSA.

RCA maintains its principal servicing office at Southeast Financial Center, 200 S. Biscayne Blvd., Suite 3550, Miami, Florida 33131.

RCA has been engaged in the special servicing of commercial mortgage loans for commercial real estate securitizations since approximately May 2012. RCA currently has a commercial mortgage-backed securities special servicer rating of “CSS2” by Fitch, a commercial loan special servicer ranking of “Above Average” by S&P and a commercial mortgage special servicer ranking of “MOR CS2” by DBRS Morningstar. RCA is also rated by Kroll Bond Rating Agency, LLC.

RCA is an affiliate of Rialto Capital Management, LLC, a Delaware limited liability company (“RCM”) and a Securities and Exchange Commission registered investment adviser. RCM is a vertically integrated commercial real estate investment and asset manager. Previously an indirect wholly-owned subsidiary of Lennar Corporation (“Lennar”) (NYSE: LEN and LEN.B), a national homebuilder, RCM and RCA were acquired on November 30, 2018 by investment funds managed by Stone Point Capital LLC (“Stone Point”) in partnership with RCM’s management team. Stone Point is a financial services and asset management focused private equity firm based in Greenwich, Connecticut.  As of September 30, 2022, RCM was the sponsor of, and certain of its affiliates were investors in, eleven private equity fund structures (collectively, the “Funds”) and RCM also advised several other investment vehicles such as co-investments, joint ventures and separately managed accounts, having over $14.4 billion of regulatory assets under management in the aggregate. Of the eleven Funds, eight are focused in whole or in part on investments in commercial mortgage-backed securities, with the remaining Funds focused on distressed and value add real estate related investments, mezzanine debt and/or credit investments.

As of September 30, 2022, RCM has underwritten and purchased, primarily for the Funds, over $9.7 billion in face value of subordinate commercial mortgage-backed securities certificates in approximately 178 securitizations totaling approximately $185 billion in overall transaction size. RCM (or an affiliate) has the right to appoint the special servicer in a majority of these transactions.

Rialto Management Group, LLC, together with its subsidiaries RCA and RCM (excluding Stone Point), had 278 employees as of September 30, 2022 and is headquartered in Miami with offices located in New York City and Atlanta and additional offices across the United States and in Europe.

RCA has detailed operating policies and procedures which are reviewed at least annually and updated as appropriate. These policies and procedures for the performance of its special servicing obligations are, among other things, in compliance with the applicable servicing criteria set forth in Item 1122 of Regulation AB under the Securities Act. RCA has developed strategies and procedures for managing delinquent loans, loans subject to bankruptcies of the borrowers and other breaches by borrowers of the underlying loan documents that are designed to maximize value from the assets for the benefit of Certificateholders. These strategies and procedures vary on a case by case basis, and include, but are not limited to, liquidation of the underlying collateral, note sales, discounted payoffs, and borrower negotiation or workout in accordance with the related servicing standard. The strategy pursued by RCA for any particular property depends upon, among other things, the terms and provisions of the underlying loan documents, the jurisdiction where the underlying property is located and the condition and type of underlying property. Standardization and automation have been pursued, and continue to be pursued, wherever possible so as to provide for continued accuracy, efficiency, transparency, monitoring and controls.

RCA is subject to an annual external audit. As part of such external audit, auditors perform test work and review internal controls throughout the year. While RCA was a part of Lennar, RCA was determined to be Sarbanes-Oxley compliant.

RCA maintains a web-based asset management system that contains performance information at the portfolio, loan and property levels on the various loan and REO properties that it services. Additionally, RCA has a formal, documented disaster recovery and business continuity plan.

As of September 30, 2022, RCA and its affiliates were actively special servicing approximately 376 portfolio loans (and REO properties) with an unpaid principal balance of approximately $8.33 billion (see footnote 2 to the chart below).

As of September 30, 2022, RCA is also performing special servicing for approximately 147 commercial real estate securitizations.  With respect to such securitization transactions, RCA is administering approximately 8,893 assets with an unpaid principal balance at securitization of approximately $146.5 billion.  The asset pools specially serviced by RCA include residential, multifamily/condo, office, retail, hotel, healthcare, industrial, manufactured housing and other income-producing properties as well as residential and commercial land.

The following table sets forth information about RCA’s portfolio of specially serviced commercial and multifamily mortgage loans and REO properties in commercial mortgage-backed securitization transactions as of the dates indicated:

CMBS Pools	As of 12/31/2019	As of 12/31/2020	As of 12/31/2021	As of 9/30/2022
Number of CMBS Pools Named Special Servicer................................	120	129	140	147
Approximate Aggregate Unpaid Principal Balance(1)........................	$125.0 billion	$133.3 billion	$142.3 billion	$146.5 billion
Approximate Number of Specially Serviced Loans or REO Properties(2).......................................	179	617	470	376
Approximate Aggregate Unpaid Principal Balance of Specially Serviced Loans or REO Properties(2).......................................	$2.55 billion	$11.67 billion	$9.41 billion	$8.33 billion

(1)    Includes all commercial and multifamily mortgage loans and related REO properties in RCA’s portfolio for which RCA is the named special servicer, regardless of whether such mortgage loans and related REO properties are, as of the specified date, specially serviced by RCA.

(2)    Includes only those commercial and multifamily mortgage loans and related REO properties in RCA’s portfolio for which RCA is the named special servicer that are, as of the specified date, specially serviced by RCA. Does not include any resolutions during the specified year.

In its capacity as the special servicer, RCA will not have primary responsibility for custody services of original documents evidencing the underlying mortgage loans. RCA may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular underlying mortgage loans or otherwise. To the extent that RCA has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the Servicing Standard.

RCA does not have any material advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it acts as special servicer. In certain instances RCA may have the right or be obligated to make property related servicing advances in emergency situations with respect to certain commercial mortgage-backed securities pools as to which it acts as special servicer.

There are, to the actual current knowledge of RCA, no special or unique factors of a material nature involved in special servicing the particular types of assets included in this securitization transaction, as compared to the types of assets specially serviced by RCA in other commercial mortgage-backed securitization pools generally, for which RCA has developed processes and procedures which materially differ from the processes and procedures employed by RCA in connection with its special servicing of commercial mortgage-backed securitization pools generally. There have not been, during the past three years, any material changes to the policies or procedures of RCA in the servicing function it will perform under the PSA for assets of the same type included in this securitization transaction.

No securitization transaction in which RCA was acting as special servicer has experienced a servicer event of default as a result of any action or inaction of RCA as special servicer, including as a result of a failure by RCA to comply with the applicable servicing criteria in connection with any securitization transaction. RCA has not been terminated as special servicer in any securitization, either due to a servicing default or the application of a servicing performance test or trigger. RCA has made all advances required to be made by it under the servicing agreements related to the securitization transactions in which RCA is acting as special servicer. There has been no previous disclosure of material noncompliance with the applicable servicing criteria by RCA in connection with any securitization in which RCA was acting as special servicer.

RCA does not believe that its financial condition will have any adverse effect on the performance of its duties under the PSA and, accordingly, RCA believes that its financial condition will not have any material impact on the mortgage pool performance or the performance of the Certificates.

From time to time RCA is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. RCA does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the PSA.  It is noted that, in November 2021, Icahn Partners LP and Icahn Partners Master Fund LP (together, the “Icahn Funds”) purportedly acquired 84% of the Class E certificates of COMM 2012-CCRE4 Commercial Pass-Through Certificates (the “CCRE4 Trust”). At that time, the value of the Class E certificates had already been written down to zero. Immediately following the acquisition of their interest in the CCRE4 Trust, in December 2021, the Icahn Funds made a request that the CCRE4 Trust’s trustee deem a “Servicer Termination Event” to have occurred in connection with the special servicing by RCA of a specific CCRE4 Trust asset, the Prizm Outlets mall in Nevada. The basis of the Icahn Funds’ request was their allegation that RCA violated the servicing standard by obtaining inflated appraisals from CBRE – Valuation & Advisory Services to prevent control from shifting to the Class E certificateholders and engaging in a 39-month plan to rehabilitate the asset. The CCRE4 trustee has not terminated the special servicer in response to the purported “Servicer Termination Event”, and has neither commenced an investigation nor indicated that it intends to pursue any claims related to the allegations. Nevertheless, on June 15, 2022, the Icahn Funds, without any other class of certificateholders joining, filed a lawsuit against RCA in the District Court for Clark County, Nevada based on the same allegations set forth in its “Servicer Termination Event” notice to the CCRE4 trustee. RCA believes the claims are without merit, and intends to contest the claims vigorously as the case progresses. RCA continues to serve as special servicer of the CCRE4 Trust and has not been terminated.

There are currently no legal proceedings pending, and no legal proceedings known to be contemplated by governmental authorities, against RCA or of which any of its property is the subject, that are material to the Certificateholders.

RCA occasionally engages consultants to perform property inspections and to provide surveillance on a property and its local market; it currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this securitization with the exception of some outsourced base servicing functions.

In the commercial mortgage-backed securitizations in which RCA acts as special servicer, RCA may enter into one or more arrangements with unaffiliated third parties entitled to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer compensation in consideration of, among other things, RCA’s appointment as special servicer under the applicable servicing agreement and limitations on such person’s right to replace RCA as the special servicer.

RCA is an affiliate of RREF IV D AIV RR H, LLC, the recent purchaser of the Class D-RR, E-RR, F-RR and NR-RR Certificates, the current Controlling Class Certificateholder and the Directing Certificateholder under the PSA. Further, as of the date hereof, RCA is also the special servicer with respect to (i) the One West 34th Street mortgage loan, pursuant to that certain Pooling and Servicing Agreement dated as of April 1, 2017, entered into between Wells Fargo Commercial Mortgage Securities, Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer, RCA, as Special Servicer, Wells Fargo Bank, National Association, as Certificate Administrator, Wilmington Trust, National Association, as Trustee, and Pentalpha Surveillance LLC, as Operating Advisor and Asset Representations Reviewer (the “BANK 2017-BNK4 PSA”), and (ii) the Atlanta and Anchorage Hotel Portfolio mortgage loan, pursuant to that certain Pooling and Servicing Agreement dated as of June 1, 2017, entered into between CCRE Commercial Mortgage Securities, L.P., as Depositor, Wells Fargo Bank, National Association, as Master Servicer, RCA, as Special Servicer, Wilmington Trust, National Association, as Trustee, Wells Fargo Bank, National Association, as Certificate Administrator, Paying Agent and Custodian, and Park Bridge Lender Services LLC, as Operating Advisor and Asset Representations Reviewer (the “CFCRE 2017-C8 PSA”).

In addition, RREF III Debt AIV, LP (which is also an affiliate of RCA) and RREF III-D CF 2017-C8, LLC (which is also an affiliate of RCA) are also the initial directing holder and initial controlling class representative under the BANK 2017-BNK4 PSA and CFCRE 2017-C8 PSA, respectively.

From time to time, RCA and/or its affiliates may purchase other securities, including Certificates in this securitization, and may dispose of them at any time. Except as described herein, neither RCA nor any of its affiliates currently owns any Certificates issued by the Issuing Entity or any other economic interest in this securitization. Any such party will have the right to dispose of such Certificates at any time.

A description of additional material terms of the PSA regarding the role of the special servicer, including limitations on the special servicer's liability under the PSA and terms regarding the special servicer's removal, replacement, resignation or transfer, is included in the prospectus and filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBS Commercial Mortgage Securitization Corp.
(Depositor)

/s/ Nicholas Galeone
Nicholas Galeone, President

Date:  January 5, 2023

/s/ Andrew Lisa
Andrew Lisa, Director

Date:  January 5, 2023